UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2015 (January 7, 2015)

Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 Deerfield Parkway, Building 200, Milton, Georgia	30004
(Address of principal executive offices)	(zip code)

(678) 566-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on June 10, 2013, Exide Technologies (the “Company”) filed a voluntary petition (the “Chapter 11 Case”) for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On November 17, 2014, the Company filed with the Bankruptcy Court (1) a proposed plan of reorganization (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) and (2) a related proposed disclosure statement (as may be amended, modified or supplemented from time to time, the “Proposed Disclosure Statement”). The Proposed Plan is consistent with that certain plan support agreement (as amended from time to time, the “PSA”) entered into by and among the Company and the holders of a majority of the outstanding principal amount of the Company’s senior secured notes on November 4, 2014.

On January 7, 2015, in accordance with the PSA, the Company entered into a backstop commitment agreement (the “BCA”) with certain of its senior secured noteholders (the “Backstop Parties”). Pursuant to the BCA, and subject to the terms and conditions thereof, the Backstop Parties have agreed to purchase up to $160 million of $175 million new second lien convertible debt in the reorganized company to be offered in a rights offering under the Proposed Plan (the “Rights Offering”).

In connection with the Company’s entry into the BCA, the Company and the holders of a majority of the principal amount of the Company’s senior secured notes also amended and restated the PSA on January 7, 2015, memorializing support for the Company’s Proposed Plan.

The foregoing description of the BCA and the amended and restated PSA does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

On January 7, 2015, the Company issued a press release regarding the BCA. The press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Backstop Commitment Agreement, dated January 7, 2015.

10.2	Second Amended and Restated Plan Support Agreement, dated January 7, 2015.

99.1	Press Release, dated January 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

	By:	/s/ Phillip A. Damaska
		Name:	Phillip A. Damaska
		Title:	Executive Vice President and Chief Financial Officer

Date: January 8, 2015

EXIDE TECHNOLOGIES

CURRENT REPORT ON FORM 8-K

Report Dated January 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Backstop Commitment Agreement, dated January 7, 2015.

10.2	Second Amended and Restated Plan Support Agreement, dated January 7, 2015.

99.1	Press Release, dated January 7, 2015.